SECOND AMENDMENT TO
                             NOTE PURCHASE AGREEMENT

     SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of August 25, 1999, among Q-Med, Inc., a Delaware corporation (the "Company"), and Galen Partners III, L.P., a Delaware limited partnership, Galen Partners International III, L.P., a Delaware limited partnership, and Galen Employee Fund III, L.P., a Delaware limited partnership (collectively, the "Purchasers").

     WHEREAS, the parties have heretofore entered into that certain Note Purchase Agreement dated as of December 18, 1997 (the "Note Purchase Agreement") whereby, inter alia, the Purchasers purchased from the Company 8.00% Subordinated Convertible Notes due December 18, 2002 in the aggregate original principal amount of $2,000,000 (the "Notes");

     WHEREAS, the parties have heretofore entered into an amendment to the Note Purchase Agreement dated as of November 15, 1998 (the "First Amendment") whereby, inter alia, the Purchasers surrendered a portion of the Notes such that the amount of principal outstanding is $950,000;

     WHEREAS, the Company has requested that the Purchasers surrender a portion of the Notes in exchange for 538,922 shares (the "New Shares") of the Common Stock, $.001 par value per share, of the Company and the Purchasers, subject to
Section 5 hereof, have agreed to surrender a portion of the Notes for the New Shares, and

     WHEREAS, in consideration of, and as a material inducement to, the agreement of the Purchasers to surrender a portion of the Notes in exchange for the New Shares, the Company has agreed to issue to the Purchasers an aggregate of 500,000 warrants (the "New Warrants") to purchase shares of Common Stock pro rata according to the principal amounts of the Notes held by the respective purchasers and to amend the Note Purchase Agreement as heretofore set forth.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Note Purchase Agreement as set forth below.

     1. Definitions. All capitalized terms used herein, and not otherwise defined herein, shall have the meanings for such terms as set forth in the Note Purchase Agreement.

     In addition, Section 12 of the Note Purchase Agreement shall be amended to amend the following defined term:

     "Initial Conversion Price" shall mean $2.87.

     2. Surrender and Exchange of Notes. Subject to Section 5, (a) The Purchasers shall surrender to the Company Notes in an aggregate principal amount of $900,000 in exchange for (i) the issuance by the Company of an aggregate of 538,922 shares of the Common Stock, and

(ii) the new Notes described below. Upon surrender for exchange of the Notes, the Company shall execute and deliver, at its expense, new Notes registered in the names of Galen Partners III, L.P., Galen Partners International III, L.P. and Galen Employee Fund III, L.P., in an aggregate principal amount of $50,000; such new Notes to be issued to the payees thereof in the respective principal amounts in the same proportion as the Notes surrendered. The Company acknowledges that, as of August 26, 1999, the new Notes carry accrued but unpaid interest in the amount of $118,407.34.

     (b) As an additional inducement for the Purchasers to enter into this Amendment, the Company will issue and deliver at its expense, New Warrants substantially in the form annexed hereto as Exhibit I to purchase an aggregate of 500,000 shares of Common Stock to the payees of the Notes pro rata in the respective principal amounts as the Notes surrendered without the payment of any additional consideration therefor.

     3. Amendments to Note Purchase Agreement. Subject to Section 5 hereof, the Note Purchase Agreement is hereby amended as set forth below:

     Amended Section 9.1 is hereby further amended by deleting the existing provision in its entirety and inserting in lieu thereof the following:

     9.1 Optional Redemption. Subject to the last sentence of this Section 9.1 and the Purchasers' right of conversion set forth in Section 10, the Company shall have the right, at its sole option and election made in accordance with
Section 9.3(d) and subject to Section 9.3(d), to redeem the Notes, in whole but not in part, at the following Redemption Prices (plus accrued and unpaid interest):

                                           Redemption Price
            Year                          (as % of principal)
            ----                          -------------------
            1999                                104%
            2000                                103%
            2001                                102%
            2002                                100%

Notwithstanding the foregoing, the Company shall have the right to redeem the Notes pursuant to this Section 9.1 only if (x) the Current Market Price for the Common Stock is equal to or greater than $8.61 (subject to appropriate adjustments for stock splits, combinations and similar transactions) for at least 20 consecutive Trading Days prior to delivery of the notice of redemption;
(y) the Current Market Price of the Common Stock is equal to or greater than $8.61 (subject to appropriate adjustments for stock splits, combinations and similar transaction) on the date and at the time of redemption; and (z) the average weekly trading volume reported for the Common Stock for the two calendar weeks prior to delivery of the Notice of Redemption is equal to or greater than 100,000 shares.

     4. Waiver of Adjustment to Conversion and Exercise Prices. The Purchasers on behalf of themselves and each person that is a party to that Option Agreement dated November


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

16, 1998, as amended on May 17, 1999 (the "Option Agreement") hereby waive the adjustment to the Conversion Price or Exercise Price of Warrants issued to the Purchasers, as calculated in accordance with Section 10.6(b) and the adjustment of exercise prices of outstanding Warrants, or right to additional shares, as the case may be, made on the date of this Amendment, that otherwise would be required by the issuance of the Shares and New Warrants pursuant to the terms of this Amendment or the Option Agreement.

     5. Effectiveness. This Amendment shall not become effective unless and until the Company shall have received written confirmation from NASDAQ that the completion of the transactions described in the letter of Sommer & Schneider LLP dated April 9, 1999 would result in the Company presently complying with all applicable Maintenance Requirements for continued listing on the NASDAQ Small Cap Market. The parties agree that such confirmation has been received in the form of a decision of the NASDAQ Listing Qualifications Panel dated August 10, 1999.

     6. Effect on Note Purchase Agreement. Except as specifically amended above, the Note Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     7. Governing Law. This Amendment shall be governed by, and be construed and interpreted in accordance with, the laws of the State of New York excluding choice of law principles of such State that would require the application of the laws of a jurisdiction other than such State.

     8. Expenses. The Company shall pay (x) all reasonable costs and expenses of Purchasers and each Person who controls the Purchasers (including, without limitation, their respective fees and expenses of their counsel and accountants) (collectively, "Expenses") and (y) indemnify the Purchasers and each Person who controls the Purchasers from all Covered Damages, in each case incurred in connection with the negotiation, execution and delivery of this Amendment and the consummation of the transactions contemplated hereby; provided, that, in no event shall the Company's liability under subclause (x) exceed $10,000.

     9. Miscellaneous. (a) The headings in this Amendment are for purposes of reference only and shall not limit or define the meaning hereof. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          (b) The new address for Sommer & Schneider LLP is:

              Sommer & Schneider LLP
              595 Stewart Avenue, Suite 710
              Garden City, NY  11530
              Attn:  Herbert H. Sommer, Esq.

                            [SIGNATURE PAGE FOLLOWS]


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

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                   Q-MED, INC.

                                   By: /s/ Michael W. Cox
                                       --------------------------------------
                                   Name: Michael W. Cox
                                   Title: President

                                   GALEN PARTNERS III, L.P.
                                   By: Claudius, L.L.C.


                                   By: /s/ Bruce F. Wesson
                                       --------------------------------------
                                   Name: Bruce F. Wesson
                                   Title: Senior Managing Member of
                                   Claudius, L.L.C., General Partner

                                   GALEN PARTNERS INTERNATIONAL III, L.P.
                                   By: Claudius, L.L.C.

                                   By: /s/ Bruce F. Wesson
                                       --------------------------------------
                                   Name: Bruce F. Wesson
                                   Title: : Senior Managing Member of
                                   Claudius, L.L.C., General Partner

                                   GALEN EMPLOYEE FUND III, L.P.
                                   By: Wesson Enterprises, Inc.

                                   By: /s/ Bruce F. Wesson
                                       --------------------------------------
                                   Name: Bruce F. Wesson
                                   Title: President


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